EXHIBIT 99.1


[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

                              ABS New Transaction



                            Computational Materials


                          $543,449,000 (approximate)
                    Merrill Lynch Mortgage Investors, Inc.
                   Mortgage Loan Asset Backed Certificates,
                               Series 2002-AFC1


                               Superior Bank FSB
                                  Originator

                      Merrill Lynch Mortgage Capital Inc.
                                    Seller

                    Merrill Lynch Mortgage Investors, Inc.
                                   Depositor

                            Fairbanks Capital Corp.
                                   Servicer


January 22, 2002




-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                             1

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.






-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                             2

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================







                                    Summary
                                    -------





-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                             3

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================



DEAL STRUCTURE SUMMARY:

                                                         Group 1 -- Fixed Rate Collateral
                            ----------------------------------------------------------------------------------------------------
                                AF-1          AF-2           AF-3          AF-IO         MF-1          MF-2           BF-1
                                ----          ----           ----          -----         ----          ----           ----
           Expected Rating:
                   Moody's:      Aaa           Aaa           Aaa            Aaa           Aa2           A2            Baa2
                     Fitch:      AAA           AAA           AAA            AAA           AA             A            BBB
                       S&P:      AAA           AAA           AAA            AAA           AA             A            BBB-

                    Amount:  166,000,000   82,000,000     45,143,000    73,600,000(1)  25,614,000    19,922,000     20,871,000
               Coupon Type:   Floating        Fixed         Fixed          Fixed         Fixed         Fixed         Fixed
                    Coupon:    [TBD]%        [TBD]%         [TBD]%        [TBD]%        [TBD]%        [TBD]%         [TBD]%
                    Spread:    [TBD]%          N/A           N/A            N/A           N/A           N/A           N/A
                            ----------------------------------------------------------------------------------------------------

     Avg. Life to 10% Call:     1.001         3.023         6.573          1.821         5.019         4.961         4.935
     Avg. Life to Maturity:     1.001         3.023         7.868          1.821         5.563         5.473         5.369

    Expected Payment Window
                   To Call:    1 - 25        25 - 60       60 - 87        1 - 30        41 - 87       39 - 87       37 - 87
               to Maturity:    1 - 25        25 - 60       60 - 177       1 - 30       41 - 165      39 - 154       37 - 141
    Expected Maturity Date:  02/25/2004    01/25/2007     04/25/2009    07/25/2004    04/25/2009    04/25/2009     04/25/2009
 Legal Final Maturity Date:  07/25/2016    04/25/2023     09/25/2032    07/25/2004    09/25/2032    09/25/2032     09/25/2032
                            ----------------------------------------------------------------------------------------------------

  Expected Settlement Date:  02/07/2002    02/07/2002     02/07/2002    02/07/2002    02/07/2002    02/07/2002     02/07/2002
             Payment Delay:       0            24             24            24            24            24             24
    Interest Payment Basis:    Act/360       30/360         30/360        30/360        30/360        30/360         30/360
                Dated Date:  02/07/2002    01/01/2002     01/01/2002    01/01/2002    01/01/2002    01/01/2002     01/01/2002
     Expected Pricing Date:  01/24/2002    01/24/2002     01/24/2002    01/24/2002    01/24/2002    01/24/2002     01/24/2002
                            ----------------------------------------------------------------------------------------------------

      Prepayment Speed (2):   100% PPC      100% PPC       100% PPC      100% PPC      100% PPC      100% PPC       100% PPC
                            ----------------------------------------------------------------------------------------------------
(1)      Notional Balance.
(2)      A 100% Prepayment  Assumption  assumes a CPR of 2.6% per annum in the first month of the life of the Mortgage Loans, building to 26% by the twentieth month in the life of the Mortgage Loans.



                                                         Group 2 -- Adjustable Rate Collateral
                                       --------------------------------------------------------------------------
                                             AV-1           AV-IO         MV-1          MV-2           BV-1
                                             ----           -----         ----          ----           ----
                      Expected Rating:

                              Moody's:       Aaa             Aaa           Aa2           A2            Baa2
                                Fitch:       AAA             AAA           AA             A            BBB
                                  S&P:       AAA             AAA           AA             A            BBB-

                               Amount:   146,727,000     37,000,000(1)  13,695,000    14,184,000     9,293,000
                          Coupon Type:     Floating         Fixed       Floating      Floating       Floating
                               Coupon:      [TBD]%         [TBD]%        [TBD]%        [TBD]%         [TBD]%
                               Spread:      [TBD]%           N/A         [TBD]%        [TBD]%         [TBD]%
                                       --------------------------------------------------------------------------

                Avg. Life to 10% Call:      2.024           1.734         5.023         4.808         4.718
                Avg. Life to Maturity:      2.180           1.734         5.463         5.213         5.049

               Expected Payment Window
                              to Call:      1 - 87         1 - 30        45 - 87       40 - 87       38 - 87
                          to Maturity:     1 - 185         1 - 30       45 - 162      40 - 151       38 - 133
               Expected Maturity Date:    04/25/2009     07/25/2004    04/25/2009    04/25/2009     04/25/2009
            Legal Final Maturity Date:    09/25/2032     07/25/2004    09/25/2032    09/25/2032     09/25/2032
                                       --------------------------------------------------------------------------

             Expected Settlement Date:    02/07/2002     02/07/2002    02/07/2002    02/07/2002     02/07/2002
                        Payment Delay:        0              24             0             0             0
               Interest Payment Basis:     Act/360         30/360        Act/360       Act/360       Act/360
                           Dated Date:    02/07/2002     01/01/2002    02/07/2002    02/07/2002     02/07/2002
                Expected Pricing Date:    01/24/2002     01/24/2002    01/24/2002    01/24/2002     01/24/2002
                                       --------------------------------------------------------------------------

                     Prepayment Speed:     28% CPR         28% CPR       28% CPR       28% CPR       28% CPR
                                       --------------------------------------------------------------------------
         (1) Notional Balance



-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                             4

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


AVERAGE LIFE SENSITIVITY ANALYSIS:
(assuming no losses):

                                                      Assumes a 10% Clean-Up Call

Scenario:
Group 1 (1):             0% PPC                50% PPC                100% PPC               150% PPC               200% PPC
Group 2 (2):            10% CPR                20% CPR                28% CPR                35% CPR                45% CPR
Class               WAL       Window       WAL       Window       WAL       Window       WAL       Window       WAL       Window
----                ---       ------       ---       ------       ---       ------       ---       -----        ---       ------

Group1
------
Class AF-1          9.5        1-171      1.9        1-47        1.0        1-25        0.7        1-17        0.5        1-12
Class AF-2         15.8      171-252      6.1       47-115       3.0       25-60        1.8       17-28        1.3       12-20
Class AF-3         23.5      252-289     11.9      115-151       6.6       60-87        2.9       28-59        1.9       20-27
Class MF-1         19.5      171-289      9.0       56-151       5.0       41-87        4.8       53-59        3.3       27-42
Class MF-2         19.5      171-289      9.0       56-151       5.0       39-87        4.2       45-59        3.2       34-42
Class BF-1         19.5      171-289      9.0       56-151       4.9       37-87        3.9       40-59        2.8       30-42
Group2
------
Class AV-1          6.2        1-289      3.2        1-151       2.0        1-87        1.3        1-59        0.9        1-28
Class MV-1         13.1       74-289      6.8       37-151       5.0       45-87        4.8       54-59        3.4       28-42
Class MV-2         13.1       74-289      6.8       37-151       4.8       40-87        4.3       44-59        3.3       35-42
Class BV-1         13.1       74-289      6.8       37-151       4.7       38-87        3.9       40-59        3.0       32-42


                                              Assumes NO 10% Clean-Up Call (to Maturity)

Scenario:
Group 1 (1):            0% PPC                50% PPC                100% PPC               150% PPC               200% PPC
Group 2 (2):           10% CPR                20% CPR                28% CPR                35% CPR                45% CPR
Class              WAL       Window       WAL       Window       WAL       Window       WAL       Window       WAL       Window
-----              ---       ------       ---       ------       ---       ------       ---       -----        ---       ------

Group 1
-------
Class AF-1         9.5        1-171       1.9        1-47        1.0        1-25        0.7        1-17        0.5        1-12
Class AF-2        15.8      171-252       6.1       47-115       3.0       25-60        1.8       17-28        1.3       12-20
Class AF-3        25.2      252-349      13.7      115-288       7.9       60-177       3.3       28-126       1.9       20-27
Class MF-1        20.2      171-347       9.8       56-256       5.6       41-165       5.7       53-108       4.4       27-88
Class MF-2        20.2      171-345       9.7       56-239       5.5       39-154       4.5       45-100       3.4       34-70
Class BF-1        20.2      171-342       9.6       56-220       5.4       37-141       4.1       40-91        3.0       30-63
Group 2
-------
Class AV-1         6.2        1-339       3.3        1-255       2.2        1-185       1.4        1-144       0.9        1-28
Class MV-1        13.2       74-328       7.1       37-227       5.5       45-162       5.9       54-126       5.1       28-105
Class MV-2        13.2       74-321       7.1       37-212       5.2       40-151       4.7       44-117       3.7       35-85
Class BV-1        13.1       74-304       7.0       37-189       5.0       38-133       4.3       40-103       3.3       32-75

1)   A 100% PPC  = CPR of 2.6% per annum building to 26% by the twentieth month in the life of the Mortgage Loans
2)   As a conditional prepayment rate (CPR).


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.
                                                                             5

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


GROUP 2 EXCESS SPREAD & AVAILABLE FUNDS CAP RATE ANALYSIS (UNDER PRICING SCENARIO):

            Period        Payment Date         Available Funds Cap Rate(1)        Excess Spread Available (1)
            ------        ------------         ---------------------------        ---------------------------

               1           02/25/2002                    9.438%                             8.034%
               2           03/25/2002                    10.438%                            8.012%
               3           04/25/2002                    9.417%                             6.984%
               4           05/25/2002                    9.809%                             7.368%
               5           06/25/2002                    9.483%                             7.035%
               6           07/25/2002                    9.790%                             7.334%
               7           08/25/2002                    9.547%                             7.082%
               8           09/25/2002                    9.539%                             7.066%
               9           10/25/2002                    9.849%                             7.368%
              10           11/25/2002                    9.613%                             7.123%
              11           12/25/2002                    9.928%                             7.428%
              12           01/25/2003                    9.603%                             7.093%
              13           02/25/2003                    9.680%                             7.161%
              14           03/25/2003                    10.713%                            8.184%
              15           04/25/2003                    9.673%                             7.133%
              16           05/25/2003                    9.264%                             6.713%
              17           06/25/2003                    8.963%                             6.400%
              18           07/25/2003                    9.258%                             6.684%
              19           08/25/2003                    9.047%                             6.460%
              20           09/25/2003                    9.046%                             6.447%
              21           10/25/2003                    9.347%                             6.735%
              22           11/25/2003                    9.135%                             6.509%
              23           12/25/2003                    9.441%                             6.802%
              24           01/25/2004                    9.139%                             6.486%
              25           02/25/2004                    9.229%                             6.561%
              26           03/25/2004                    9.871%                             7.187%
              27           04/25/2004                    8.963%                             6.263%
              28           05/25/2004                    9.366%                             6.650%
              29           06/25/2004                    9.072%                             6.338%
              30           07/25/2004                    9.383%                             6.631%

----------------------------------------------------------------------------------------------------------------------
(1)  Assumes 1 Month LIBOR = 1.74%, 6 Month LIBOR = 1.84%, Class AV-1 Margin = 0.45%, Class MV-1 Margin = 0.95%, Class
     MV-2 Margin = 1.55%, Class BV-1 Margin = 2.60%, Expenses = 0.01%, Servicing Fee = 0.375%.


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            6

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================







                                 General
                                 -------







-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                             7

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


Series:                        Merrill Lynch Mortgage Investors, Inc., Series 2002-AFC1

Originator:                    Superior Bank FSB

                               On July 27, 2001, the Office of Thrift Supervision closed Superior Bank FSB, Hinsdale,
                               Illinois, (the "Originator"), and the Federal Deposit Insurance Corporation (the "FDIC")
                               was appointed receiver for the Originator. Additionally, the FDIC was appointed conservator of Superior Federal Bank FSB, a new entity established to assume the operations of the Originator. Consequently, the Depositor does not have access to certain information which is typically disclosed in a prospectus pursuant to which securities similar to the Certificates are publicly offered. Thus, the Prospectus Supplement related to the Certificates will not contain information regarding the mortgage loans which would have been disclosed if the Originator had not been placed in receivership. In particular, available information does not make it feasible to describe the underwriting guidelines pursuant to which the mortgage loans were originated nor to disclose meaningful delinquency, foreclosure and loss information concerning the mortgage loans originated and serviced by the Originator in the past. Thus, investors should be aware that no exact information can be given as to these particular aspects of the mortgage loans.

Seller:                        Merrill Lynch Mortgage Capital Inc.

Depositor:                     Merrill Lynch Mortgage Investors, Inc.

Servicer:                      Fairbanks Capital Corp.

Trustee:                       LaSalle Bank National Association

Sole Underwriter:              Merrill Lynch, Pierce, Fenner & Smith Incorporated

Offered Certificates:          Group 1 Certificates: Classes AF-1, AF-2, AF-3, and AF-IO ("Class AF Certificates"),
                               Class MF-1 and Class MF-2 ("Class MF Certificates") and Class BF-1 Certificates ("Class
                               BF Certificates").

                               Group 2 Certificates: Class AV-1 and Class AV-IO ("Class AV Certificates"), Class MV-1
                               and Class MV-2 ("Class MV Certificates") and Class BV-1 Certificates ("Class BV
                               Certificates").

                               AI-O Certificates: Class AF-IO and Class AV-IO.

Non-Offered Certificates:      Class C and Class R

Cut-Off Date:                  Close of business December 31, 2001

Exp. Pricing:                  On or about January [24], 2002

Exp. Settlement:               On or about February [7], 2002. Group 1 Certificates, except for Class AF-1, settle with accrued interest. Group 2 Certificates and Class AF-1 settle with no accrued interest.

Payment Date:                  The 25th day of each  month (or if such 25th day is not a business day, the next succeeding business day), commencing on February 25, 2002.

-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                             8

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

Day Count Denominator:         30/360 for Class AF (except Class AF-1), BF, MF and AV-IO Certificates.
                               Actual/360 for Class AV-1, MV, BV and AF-1 Certificates.

Delay:                         24 Days: Class AF (except Class AF-1), MF, BF, and AV-IO Certificates.
                               0 Days: Class AV-1, MV, BV and AF-1Certificates.

Servicing Fee:                 0.375% per annum

Group 1 Prepayment
Assumption:                    A 100% Prepayment Assumption (100% PPC) assumes a CPR of 2.6% per annum in the first month of the life of the Mortgage Loans, building to 26% by the twentieth month in the life of the Mortgage Loans.

Group 2 Prepayment
Assumption:                    28% CPR

SMMEA:                         The Class AV-1 and AV-IO Certificates will be SMMEA eligible.
                               No other Certificates will be SMMEA eligible.

ERISA:                         Subject to the conditions and restrictions set forth in the Prospectus and Prospectus
                               Supplement, it is expected that the Offered Certificates will generally be ERISA eligible. Prospective purchasers should consult their counsel.

Tax Status:                    The Offered Certificates will be treated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

Prospectus:                    The Offered Certificates are being offered pursuant to a Prospectus which includes a
                               Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates is contained in the Prospectus. The foregoing information in this document is qualified in its entirety by, and will be superseded by, the information appearing in the Prospectus and any other information filed with the Securities and
                               Exchange Commission. The Prospectus shall govern in all respects. Sales of the Offered
                               Certificates may not be consummated unless the purchaser has received the Prospectus.

Collateral:

Group 1 Mortgage Loans:        Conventional, fixed-rate mortgage loans secured by first or second liens on one- to four-family residential properties, units in planned unit developments, condominiums, modular homes and manufactured homes. In addition, Group 1 will include "Deferred Payment
                               Loans," "Voucher Loans," "Permanent Buydown `Companion' Loans," "Stress Free/Skip Payment
                               Loans," "Prompt Payer Loans," and "Periodic Payment Loans." See page 23 for further description and see tables for amounts.

Group 2 Mortgage Loans:        Conventional, adjustable rate mortgage loans secured by first liens on one- to four-
                               family residential properties, units in planned unit developments, condominiums and manufactured homes, indexed to 6 Month LIBOR. In addition, Group 2 will include "Deferred
                               Payment Loans," "Opti Loans," "Stress Free/Skip Payment Loans," and "Prompt Payer Loans."
                               See page 23 for further description and see tables for amounts.

-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                             9

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================








                               Credit Enhancement
                               ------------------







-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            10

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

Credit
Enhancement:                   Credit enhancement refers to features of the transaction that are intended to reduce the effect on holders of Certificates of losses on the mortgage loans. The credit enhancement consists of excess spread, overcollateralization, subordination and cross-collateralization.

Targeted Credit
Support Percentage:

Group 1 Certificates:
                                       Initial Credit Support (1)              After Stepdown Date (2)
                                       ----------------------                  -------------------
                                       Class                 Percent          Class                Percent
                                       -----                 -------          -----                -------
                                       AF                    22.75%           AF                   45.50%
                                       MF-1                  16.00%           MF-1                 32.00%
                                       MF-2                  10.75%           MF-2                 21.50%
                                       BF-1                  5.25%            BF-1                 10.50%
Group 2 Certificates:
                                        Initial Credit Support (1)             After Step-down Date (2)
                                       ------------------------                --------------------
                                       Class                 Percent          Class                Percent
                                       -----                 -------          -----                -------
                                       AV-1                  25.00%           AV-1                 50.00%
                                       MV-1                  18.00%           MV-1                 36.00%
                                       MV-2                  10.75%           MV-2                 21.50%
                                       BV-1                  6.00%            BV-1                 12.00%

(1) As a percentage of the Cut-off Date principal balance of the related mortgage loan group.
(2) As a percentage of the current principal balance of the related mortgage loan group.

Excess Spread:                 On each Distribution Date, the amount of interest due on the mortgage loans of each group will generally be greater than the amount needed to make payments of monthly interest and limited shortfalls in principal for that month. Excess spread collected from a group of mortgage loans will be used first to cover any required payments on the
                               Offered Certificates related to such group, and then to cover certain shortfalls on the
                               Offered Certificates unrelated to such group. See "Cross-collateralization" below.

Overcollateralization:         Overcollateralization refers to the actual amount by which the aggregate principal balance on the mortgage loans in a group exceeds the aggregate principal balance on the related Certificates. That excess is intended to absorb losses on the mortgage loans before such losses affect the related Certificates.

Target
Overcollateralization:         Group 1 Certificates
                               Prior to the Step-down Date, 5.25% of the Cut-Off Date Principal Balance of the Group 1
                               Mortgage Loans. On and after the Step-down Date (assuming a Trigger Event is not in effect), the greater of (1) the lesser of (A) 5.25% of the Cut-Off Date Principal Balance of the Group 1 Mortgage Loans and (B) 10.50% of the current principal balance of the
                               Group 1 Mortgage Loans and (2) 0.50% of the Cut-Off Date Principal Balance of the Group 1
                               Mortgage Loans.

                               Group 2 Certificates
                               Prior to the Step-down Date, 6.00% of the Cut-Off Date Principal Balance of the Group 2
                               Mortgage Loans. On and after the Step-down Date (assuming a Trigger Event is not in effect), the greater of (1) the lesser of (A) 6.00% of the Cut-Off Date Principal Balance of the Group 2 Mortgage Loans and (B) 12.00% of the current principal balance of the
                               Group 2 Mortgage Loans and (2) 0.50% of the Cut-Off Date Principal Balance of the Group 2
                               Mortgage Loans.

-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            11

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

Subordination:                 On each Distribution Date, classes of Certificates that are lower in order of payment priority will not receive payments until the classes that are higher in order of payment priority have been paid. If there is not enough money on a Distribution Date to pay all classes of Certificates, the subordinate classes are the first to forego payment. See
                               "Priority of Distributions."

Cross-collateralization:       Cross-collateralization generally refers to the use of amounts received on one group of mortgage loans, after payment of required interest and some principal on the related
                               Offered Certificates, to pay shortfalls of required interest and principal on the Offered
                               Certificates related to the other group as a result of realized losses on the mortgage loans related to that other group. Cross-collateralization is limited to the amount necessary to pay any shortfalls of interest and to restore any deficit in the difference between: A) the current principal balance of the related Mortgage Loan Group and B) that
                               Mortgage Loan Group's Certificates. Cross-collateralization will not be used to restore required amounts of overcollateralization.

                               The excess funds for a group are from two sources: (1) excess spread that is not needed to pay shortfalls for that group and (2) excess principal that is not needed because principal received for that group exceeds the amount necessary to reach or maintain the required overcollateralization amount.

Trigger Event:                 A Trigger Event is in effect for the Group 1 or Group 2 certificates if on that
                               Distribution Date either (i) the Cumulative Realized Losses Test for that particular group is not satisfied, or (ii) the Current Delinquency Test is not satisfied.

Cumulative Realized
Losses Test:                   The Cumulative Realized Losses Test is satisfied for any Payment Date if the cumulative realized loss ratio for the loans for such Payment Date is less than or equal to the percentage of the original pool balance for the related mortgage group set forth below for the specified period:

                                                Group 1                                            Group 2
                                                -------                                            -------
                                        Month               Percentage                     Month              Percentage
                                        -----               ----------                     -----              ----------
                                        37-48                 4.00%                        37-48                4.50%
                                        49-60                 5.00%                        49-60                5.50%
                                        61-72                 6.00%                        61-72                6.50%
                                         73+                  6.50%                         73+                 7.00%

Current Delinquency Test:      The Delinquency Test is satisfied with respect to a loan group if the three month rolling average of 60+ day delinquency percentage is less than or equal to (i) 60% of the Senior
                               Enhancement Percentage for the Group 1 Certificates (ii) 55% of the Senior Enhancement
                               Percentage for the Group 2 Certificates.


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            12

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================








                                  Class A-IO
                                  ----------


















-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                             13

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

Class A-IO:                    The Class AF-IO Certificates will be interest-only certificates, and will accrue interest at a coupon of 6.7% per annum on a notional balance equal to the lesser of (i)
                               the notional balance for that Distribution Date set forth below in the Class AF-IO
                               Notional Balance Schedule and (ii) the sum of the aggregate principal balance of the
                               Group 1 mortgage loans.

                               The Class AV-IO Certificates will be interest-only certificates, and will accrue interest at a coupon of 5.0% per annum on a notional balance equal to the lesser of (i) the notional balance for that Distribution Date set forth below in the Class AV-IO Notional
                               Balance Schedule and (ii) the sum of the aggregate principal balance of the Group 2 mortgage loans.

                               The Class A-IO Certificates will be rated Aaa/AAA/AAA (Moody's /S&P/ Fitch), and will only receive interest payments up to and including the Distribution Date in July 2004.

Class AF-IO Notional
Balance Schedule:
                                       Period                Class AF-IO
                                       ------                -----------
                                        1 - 3                73,600,000
                                        4 - 6                69,600,000
                                        7 - 9                65,200,000
                                       10 - 12               60,400,000
                                       13 - 15               55,800,000
                                       16 - 18               51,600,000
                                       19 - 21               47,600,000
                                       22 - 24               44,000,000
                                       25 - 27               40,600,000
                                       28 - 30               37,600,000
                                  31 and thereafter               0

Class AV-IO Notional
Balance Schedule:
                                       Period                Class AV-IO
                                       ------                -----------
                                        1 - 3                37,000,000
                                        4 - 6                34,000,000
                                        7 - 9                31,400,000
                                       10 - 12               28,800,000
                                       13 - 15               26,600,000
                                       16 - 18               24,400,000
                                       19 - 21               22,400,000
                                       22 - 24               20,600,000
                                       25 - 27               19,000,000
                                       28 - 30               17,400,000
                                  31 and thereafter               0





-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            14

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================







                                Distributions
                                -------------











-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            15

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

Payments:                  Payments of principal and interest to the Class AF, MF and BF Certificates are derived primarily from collections of principal and interest from the mortgage loans in Group 1.
                           Payments of principal and interest to the Class AV, MV, and BV Certificates are derived primarily from collections of principal and interest from the mortgage loans in Group 2.

Priority of
Distributions:             On each remittance date, the trustee will apply the amount available to make distributions in the following order of priority from each respective group:

                           (1)  The monthly servicing fee
                           (2)  The monthly trustee fee
                           (3)  Class A and Class A-IO Current Interest and Interest Carry Forward Amount
                           (4)  The Class M-1 Current Interest Amount
                           (5)  The Class M-2 Current Interest Amount
                           (6)  The Class B Current Interest Amount
                           (7)  The Class A Principal Distribution Amount
                           (8)  The Class M-1 Principal Distribution Amount
                           (9)  The Class M-2 Principal Distribution Amount
                           (10) The Class B Principal Distribution Amount
                           (11) The Class M-1 Carry Forward Amount
                           (12) The Class M-2 Carry Forward Amount
                           (13) The Class B Carry Forward Amount
                           (14) The Interest Carryover Amount
                           (15) Shortfalls in Interest to other group
                           (16) Limited Shortfalls in principal to other group


Interest Rate
Payment:

Group 1 Certificates:
                           o  Pass through rates on the Group 1 Certificates are fixed, except for the Class AF-1
                              Certificates.

                           o  Pass through rates on the Class AF-1 Certificates adjust on each Distribution Date, generally to one month LIBOR plus the applicable margin.

                           o  Pass through rates on any Distribution Date for the Class A-F1 Certificates will be capped at the Class AF-1 Available Funds Cap.

                           o  Whenever a pass through rate for a Class AF-1 Certificate is capped, any shortfall in interest on that certificate resulting from the application of the cap will be carried over to subsequent Distribution Dates.

                           o  The Group 1 Certificates, except for the Class AF-1 and Class AF-IO Certificates will be capped at the Net WAC Cap.

Group 2 Certificates:
                           o  Pass through rates on the Group 2 Certificates adjust on each Distribution Date, generally to one month LIBOR plus the applicable margin.

                           o  Pass through rates on any Distribution Date for the Group 2 Certificates will be capped at the Group 2 Available Funds Cap.

                           o  Whenever a pass through rate for a Group 2 Certificate is capped, any shortfall in interest on that certificate resulting from the application of the cap will be


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            16

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

                              carried over to subsequent Distribution Dates.

                           o  Pass through rates on the Class AV-IO Certificates are fixed.


Interest Distribution:     On each Distribution Date, the interest funds for that Distribution Date with respect to each group are required to be distributed in the following order of priority until the interest funds have been fully distributed:

                           o  To each class of the Class AF Certificates, in the case of Group 1, and the Class AV
                              Certificates, in the case of Group 2, and in each case the related Class A-IO
                              Certificates, the Current Interest and any Interest Carry Forward Amount for the class and
                              Distribution Date; provided, however, if the funds for a group are not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to the Class A Certificates of such group and the related Class A-IO Certificates, their interest will be distributed pro rata among each class of the Class A Certificates and the related Class A-IO Certificates based on the ratio of:

                              o  the Current Interest and Interest Carry Forward Amount for that class to

                              o  the total amount of Current Interest and any Interest Carry Forward Amount of the
                                 Class A Certificates of the group;

                           o  To the Class M-1 Certificates of the group, the current interest for that class and
                              Distribution Date;

                           o  To the Class M-2 Certificates of the group, the current interest for that class and
                              Distribution Date;

                           o  To the Class B-1 Certificates of the group, the current interest for that class and
                              Distribution Date;

                           o  Any remainder as described under "Excess Interest" below.


Excess Interest:           On each Distribution Date, the trust will generally apply any excess interest in the following order:

                           o  To distribute the Extra Principal Distribution Amount on the related certificates;

                           o  To distribute to the related subordinate certificates, in order of seniority, the amount of unpaid interest for prior Distribution Dates (excluding any carryover amount on the related certificates and amounts in repayment of any realized losses previously allocated to those certificates;

                           o  In order of seniority, to distribute any Interest Carryover Amount;

                           o  To the unrelated group of certificates, any remaining unreimbursed realized losses on the subordinate certificates only;

                           o  To distribute any amounts due to the Class C;

                           o  To distribute any remainder to the Class R Certificates.


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            17

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

Extra Principal
Distribution Amount:       With respect to any Distribution  Date is the lesser of (i) Excess Interest, if any, and
                           (ii) the excess of (A) the target overcollateralization amount over (B) the overcollateralization amount.


Class AF-1 Available
Funds Cap:                 The Class AF-1 Available Funds Cap is calculated as the total scheduled interest for the
                           Group 1 Mortgage Loans for the related due period less the servicing fee, less the trustee fee, and less the Class AF-IO interest payment, divided by the outstanding principal balance of the Group 1 Certificates multiplied by 12 and adjusted to Act/360.


Group 2 Available
Funds Cap:                 The Group 2 Available Funds Cap is calculated as the total scheduled interest for the Group 2
                           Mortgage Loans for the related due period less the servicing fee, less the trustee fee, and less the Class AV-IO interest payment, divided by the outstanding principal balance of the
                           Group 2 Certificates multiplied by 12 and adjusted to Act/360.

Interest Carryover
Amount:                    In rising interest rate environments, the pass through rates on the Class AF-1 Certificates and the Group 2 Certificates (excluding the class AV-IO Certificates) may be limited by the
                           Group 1 Available Funds Cap and the Group 2 Available Funds Cap, respectively. If on any
                           Distribution Date these pass through rates are so limited, an Interest Carryover Amount will result. This amount will generally equal the excess of interest that would have been distributable absent the application of the cap over interest at the capped rate.

                           On any Distribution Date, the trust will repay the Interest Carryover Amount to the extent of amounts available.

Interest Carry
Forward Amount:            With respect to each class of Certificates and each Distribution Date, the Interest Carry
                           Forward Amount is the sum of the (A) the excess of (i) current interest for the class with respect to prior Distribution Dates (excluding any Interest Carryover Amount) over (ii) the amount actually distributed to the class with respect to current interest on those
                           Distribution Dates and (B) interest on the excess at the applicable pass-through rate.

Principal Distributions:   On each Distribution Date before the Stepdown Date, the Principal Distribution Amount for
                           that Distribution Date with respect to each group is required to be distributed sequentially to the Certificates until each class of certificates has been reduced to zero or until the
                           Principal Distribution Amount has been fully distributed.


                           On each Distribution Date on or after the Stepdown Date, the Principal Distribution Amount for that Distribution Date with respect to each group is required to be distributed in the following order of priority until the Principal Distribution Amount has been fully distributed:

                           o  To the Class A Certificates of the group, the Class A Principal Distribution


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            18

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

                              Amount for the group; provided, however, that the Class A Principal Distribution Amount for Group 2 is required to be distributed to the Class AV-1 Certificates until the certificate principal balance of that class has been reduced to zero, and provided, further, that, on any Distribution Date on which the certificate principal balance of the
                              Class A Certificates with respect to Group 1 is equal to or greater than the scheduled principal balances of the mortgage loans in that group, the Class A Principal Distribution
                              Amount for Group 1 will be distributed pro rata and not sequentially to those Class A
                              Certificates;

                           o  To the Class M-1 Certificates of the group, the Class M-1 Principal Distribution Amount;

                           o  To the Class M-2 Certificates of the group, the Class M-2 Principal Distribution Amount;

                           o  To the Class B-1 Certificates of the group, the Class B-1 Principal Distribution Amount;

Principal
Distribution
Amount:                    The excess of (i) the sum of (A) all principal amounts collected or advanced on the mortgage loans during the related due period and (B) the lesser of (I) excess interest funds for such
                           Distribution Date and (II) the amount, if any, by which the Targeted Overcollateralization
                           Amount exceeds the overcollateralization amount for such Distribution Date over (ii) the amount, if any, by which the overcollateralization amount exceeds the Targeted
                           Overcollateralization Amount for each Distribution Date.

Stepdown Date:             The later to occur of (i) the Distribution Date in February 2005 and (ii) the first Distribution
                           Date on which the senior enhancement percentage is greater than or equal to the related senior specified enhancement percentage
                           Or
                           The Distribution Date following that in which the Class A Certificates are reduced to zero.


Senior
Enhancement
Percentage:                The Senior Enhancement Percentage for Group 1 and Group 2 for any Payment Date will equal the percentage obtained by dividing (i) the excess of (A) the related Group Scheduled Principal
                           Balance over (B) the related Class A Certificate Principal Balance, by (ii) the related Group
                           Scheduled Principal Balance.

Senior Specified
Enhancement
Percentage:                On any Determination Date means:
                                    For Group 1,  45.50%;
                                    For Group 2,  50.00%.


Optional Termination/
10% Cleanup Call:          When the aggregate principal balance of the mortgage loans (and properties acquired in respect thereof) remaining in the trust has been reduced to less than 10% of the aggregate principal balance of the mortgage loans as of the cut-off date, the servicer, at


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            19

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

                           its option, may purchase all of such mortgage loans and properties from the trust, and thereby cause an early retirement of the Certificates.

                           If at such time, the option to purchase is not exercised, remittance rates for the
                           Certificates listed below will increase by the specified amounts.

                                                          Remittance Rate
                                        Class             --------------
                                        -----                 Increase
                                                              --------
                                        AF-3                    0.50%
                                        MF-1                    0.50%
                                        MF-2                    0.50%
                                        BF-1                    0.50%

                                                        Multiple of Initial
                                        Class           -------------------
                                        -----                  Margin
                                                               ------
                                        AV-1                     2x
                                        MV-1                    1.5x
                                        MV-2                    1.5x
                                        BV-1                    1.5x

Class A Principal
Distribution
Amount:                    For a group is

                           o  With respect to any Distribution Date prior to the related Step-down Date or as to which a Trigger Event exists for the group, 100% of the Principal Distribution Amount for the group and the Distribution Date and

                           o  With respect to any Distribution Date on or after the related Step-down Date and as to which a Trigger Event is not in effect for the group, the excess of:

                              1. The related Class A Certificate principal balance immediately prior to the Distribution
                                 Date over

                              2. the lesser of:

                                 o  54.50% for Group 1 (50.00% for Group 2) of the scheduled principal balances of the mortgage loans in the group on the preceding due date and

                                 o  the scheduled principal balances of the mortgage loans in the group on the preceding due date less 0.50% of the Cut-Off Date Principal Balance of the related group of mortgage loans.


Class M-1 Principal
Distribution
Amount:                    For a group, with respect to any Distribution Date on or after the related Step-down Date and as long as a Trigger Event for the group is not in effect for the group, is the excess of

                           1)  the sum for the group of

                                 o  the related Class A Certificate principal balance (after giving effect to distributions on that date) and

                                 o   the related Class M-1 Certificate principal balance immediately prior to the


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            20

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

                                     Distribution Date over

                           2)  the lesser of:

                                 o  68.00% for Group 1 (64.00% for Group 2) of the scheduled principal balances of the mortgage loans in the group on the preceding due date and

                                 o  the scheduled principal balances of the mortgage loans in the group on the preceding due date less 0.50% of the Cut-Off Date Principal Balance of the related group of mortgage loans.


Class M-2 Principal
Distribution
Amount:                    For a group, with respect to any Distribution  Date on or after the related Step-down Date and as long as a Trigger Event for the group is not in effect for the group, is the excess of

                           1)  the sum for the group of

                                 o  the related Class A Certificate principal balance (after giving effect to distributions on that date),

                                 o  the related Class M-1 Certificate principal balance (after giving effect to distributions on that date), and

                                 o  the related Class M-2 Certificate principal balance immediately prior to the
                                    Distribution Date over

                           2)  the lesser of:

                                 o  78.50% for Group 1 (78.50% for Group 2) of the scheduled principal balances of the mortgage loans in the group on the preceding due date and

                                 o  the scheduled principal balances of the mortgage loans in the group on the preceding due date less 0.50% of the Cut-Off Date Principal Balance of the related group of mortgage loans.


Class B-1 Principal
Distribution
Amount:                    For a group, with respect to any Distribution Date on or after the related Step-down Date and as long as a Trigger Event for the group is not in effect for the group, is the excess of

                           1)  the sum for the group of

                                 o  the related Class A Certificate principal balance (after giving effect to distributions on that date),

                                 o  the related Class M-1 Certificate principal balance (after giving effect to distributions on that date),

                                 o  the related Class M-2 Certificate principal balance (after giving effect to distributions on that date), and


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            21

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================



                                 o  the related Class B-1 Certificate principal balance immediately prior to the
                                    Distribution Date over

                           2)  the lesser of:

                                 o  89.50% for Group 1 (88.00% for Group 2) of the scheduled principal balances of the mortgage loans in the group on the preceding due date and the Prefunding Amount and

                                 o  the scheduled principal balances of the mortgage loans in the group on the preceding due date less 0.50% of the Cut-Off Date Principal Balance.











-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            22

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================








                                  Collateral
                                  ----------








-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            23

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

Collateral Overview (Initial Mortgage Loans):

The following is a description of various loan types contained in Group 1 and Group 2. For the composition of each group, see "Initial Mortgage Loan Characteristics."

Manufactured Home Loans
-----------------------
Mortgage loans secured by manufactured homes that are deemed to be real property in the jurisdiction in which the mortgaged property is located.

Deferred Payment Loans
----------------------
Mortgage loans which permit the mortgagor to defer the first two or three payments due under the related mortgage note. Such election must be made at the time of origination. Under certain limited circumstances, these deferred payments may be forgiven by the Mortgagee on the maturity date of the loan. All Deferred Payment Loans have passed their two to three-month deferred payment period.

Periodic Payment Loans
----------------------
Mortgage loans which generally are the same as the other mortgage loans in the transaction but which accrue interest on a 28/364 day basis. In addition, some of these loans will allow for the mortgagor to use a limited number of payment vouchers to defer principal portions of the corresponding periodic payment and pay only the interest portion due on such payment dates. Any principal deferred in such a manner will be due in full on the maturity date of the related Periodic Payment Loan.

Voucher Loans
-------------
Mortgage loans which provide that the mortgagors have the option at any time during the term of the related mortgage loan, to use up to 65 payment vouchers, in the aggregate, provided to them at origination in order to defer payment of the principal portion of the corresponding payment and pay only the interest portion due on such payment date. Any principal deferred in such a manner will be due in full on the maturity date of the related mortgage loan.

Permanent Buydown Loans
-----------------------
Loans made by the Depositor to a borrower together with a "Permanent Buydown Companion Loan" for the purpose of financing a buydown of the interest rate on the Permanent Buydown Loan. Each Permanent Buydown Companion Loan provides for equal payments of principal only for a term not to exceed 5 years. Although the Permanent Buydown Loan and the Permanent Buydown Companion Loan are evidenced by separate notes, the Depositor treats, and the Servicer will treat, both loans as a single obligation. The Permanent Buydown Loan and the Permanent Buydown Companion Loan are given a single loan number and are billed on a single statement. Both notes are secured by either a first or second lien on the same mortgaged property, and a default under one note will trigger a default under the other. For each Permanent Buydown Loan conveyed to the Trust, the corresponding Permanent Buydown Companion Loan will also be conveyed to the Trust.

Approximately $218,112.00 of Permanent Buydown Companion Loans are associated with the Group 1 Permanent Buydown Loans and will be included in the excess spread for Group 1. The Group 1 principal balance as of the Cut-Off Date does not, and as of any date will not, include the outstanding balance of the Permanent Buy Down Companion loans included in Group 1.

Stress Free / Skip Payment Loans
--------------------------------
Borrowers "skip" their first two loan payments. In some instances, payments are forgiven if the loan is not prepaid within 5 years, and there is a 50 basis point add-on.

Prompt Payer Loans
------------------
Borrowers receive rate reductions of 25 basis points at 12, 18, 24, 30, and 36 months out when the borrower has not been 30 days late or worse in the most recent 12 months of payments.






-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            24

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


INITIAL MORTGAGE LOAN CHARACTERISTICS

As of 12/31/2001 (the "Cut-off Date")


                                                    Group 1 (Fixed Rate)
--------------------------------------------------------------------------------------------------------------------
Current Home Equity Loan Principal Balance ..................     $379,472,943.09
Average Current Home Equity Loan Principal Balance ..........     $55,878.80        Range:  $163.87 - $487,463.61
Original Home Equity Loan Principal Balance .................     $383,629,928.00
Average Original Home Equity Loan Principal Balance .........     $56,490.93        Range: $5,896.00- $489,500.00
Properties secured by 1st/2nd Liens .........................     71.95% / 28.05%
Weighted Average Coupon .....................................     10.974%           Range:  5.925% - 16.500%
Weighted Average CLTV .......................................     77.42%
Weighted Average Rem. Term ..................................     245 mos.
Weighted Average Original Term ..............................     255 mos.
Geographic Distribution .....................................     48 States and District of Columbia
States w/ >5% Concentrations ................................     NY - 12.61%       PA - 8.71%
                                                                  FL - 9.45%        MI - 5.22%
-------------------------------------------------------------------------------------------------------------------

                                                          Product Type-
                                                                 Fixed:      73.08%
                                                               Balloon:      26.92%

                                                             Occupancy-
                                                Owner Occupied:              95.59%
                                                    Non-Owner Occupied:       4.41%

                                                         Property Type-
                                                          Single family      80.47%
                                                             2-4 family       8.00%
                                                      Manufactured Home       7.77%
                                            Planned Unit of Development       1.86%
                                                            Condominium       1.88%
                                                           Modular Home       0.02%

                                                          Loan Purpose-
                                                               Cashout:      83.89%
                                                              Purchase:      10.67%
                                                             Refinance:       5.44%

                                                             Loan Type-
                                                 Deferred Payment Loans      12.76%
                                                          Voucher Loans       2.48%



-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and
Prospectus Supplement.
                                                                            25




[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================






                                                Permanent Buydown Loans       0.75%
                                       Stress Free / Skip Payment Loans      12.03%
                                                     Prompt Payer Loans       6.87%
                                                 Periodic Payment Loans       1.81%










-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            26

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


COLLATERAL TABLES INITIAL MORTGAGE LOANS


                                   Group 1 (Fixed Rate)

Range of Principal Balances                              Percent by          Number of
as of the Cut-off Date ($)       Principal Balance   Principal Balance     Mortgage Loans
---------------------------      -----------------   -----------------     --------------
        0.01  -    10,000.00         $403,155.95          0.11%                  47
   10,000.01  -    20,000.00       11,005,087.90          2.90                  678
   20,000.01  -    30,000.00       30,678,434.61          8.08                1,204
   30,000.01  -    40,000.00       39,477,282.36         10.40                1,121
   40,000.01  -    50,000.00       42,782,536.38         11.27                  943
   50,000.01  -    60,000.00       38,672,680.50         10.19                  703
   60,000.01  -    70,000.00       32,470,230.69          8.56                  499
   70,000.01  -    80,000.00       29,959,876.86          7.90                  400
   80,000.01  -    90,000.00       21,092,146.15          5.56                  249
   90,000.01  -   100,000.00       19,148,146.03          5.05                  200
  100,000.01  -   110,000.00       13,858,774.74          3.65                  132
  110,000.01  -   120,000.00       13,591,986.18          3.58                  118
  120,000.01  -   130,000.00        9,884,418.46          2.60                   79
  130,000.01  -   140,000.00        9,156,615.35          2.41                   68
  140,000.01  -   150,000.00       10,186,132.51          2.68                   70
  150,000.01  -   160,000.00        8,528,313.70          2.25                   55
  160,000.01  -   170,000.00        7,098,530.07          1.87                   43
  170,000.01  -   180,000.00        4,729,561.20          1.25                   27
  180,000.01  -   190,000.00        4,243,710.68          1.12                   23
  190,000.01  -   200,000.00        4,691,643.00          1.24                   24
  200,000.01  -   250,000.00       14,495,423.44          3.82                   65
  250,000.01  -   300,000.00        7,512,458.01          1.98                   27
  300,000.01  -   350,000.00        3,612,897.20          0.95                   11
  350,000.01  -   400,000.00          389,273.28          0.10                    1
  400,000.01  -   450,000.00          860,287.42          0.23                    2
  450,000.01  -   500,000.00          943,340.42          0.25                    2
 ----------------------------------------------------------------------------------------
                                 $379,472,943.09        100.00%               6,791

Average balance is $55,878.80.





-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            27

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)



                                     Group 1 (Fixed Rate)

                                                         Percent by            Number of
Geographic Distribution     Principal Balance     Principal Balance       Mortgage Loans
----------------------------------------------------------------------------------------
Alabama                       $12,842,195.02              3.38%                  270
Arizona                         2,691,968.76               0.71                   53
Arkansas                        4,988,091.85               1.31                  123
California                     18,340,234.76               4.83                  273
Colorado                       14,967,239.99               3.94                  264
Connecticut                     8,631,098.28               2.27                  137
Delaware                        1,806,917.24               0.48                   32
District Of Columbia            1,898,567.91               0.50                   20
Florida                        35,857,573.32               9.45                  751
Georgia                         8,939,920.15               2.36                  170
Idaho                             913,549.67               0.24                   19
Illinois                       11,388,506.70               3.00                  221
Indiana                        17,586,784.94               4.63                  395
Iowa                              606,104.91               0.16                   14
Kansas                          1,107,139.20               0.29                   23
Kentucky                        3,477,823.11               0.92                   88
Louisiana                       4,648,768.92               1.23                  110
Maine                           2,058,277.45               0.54                   37
Maryland                       12,925,098.52               3.41                  173
Massachusetts                   8,510,825.16               2.24                  112
Michigan                       19,803,723.78               5.22                  380
Minnesota                       3,232,226.03               0.85                   77
Mississippi                     2,605,656.34               0.69                   66
Missouri                        4,948,476.05               1.30                   99
Montana                           427,120.59               0.11                    4
Nebraska                          290,345.37               0.08                    8
Nevada                            415,213.85               0.11                   10
New Hampshire                   1,698,767.08               0.45                   30
New Jersey                     12,009,690.29               3.16                  147
New Mexico                      1,153,442.90               0.30                   28
New York                       47,835,320.76              12.61                  555
North Carolina                  9,830,137.40               2.59                  168
North Dakota                      334,892.60               0.09                    8
Ohio                           14,276,075.27               3.76                  270
Oklahoma                        2,554,585.36               0.67                   61
Oregon                          2,179,224.76               0.57                   33
Pennsylvania                   33,064,402.44               8.71                  619
Rhode Island                    2,084,639.75               0.55                   33
South Carolina                  9,141,375.88               2.41                  186
South Dakota                      188,895.43               0.05                    6
Tennessee                       3,575,539.92               0.94                   69
Texas                          10,775,916.87               2.84                  222
Utah                            1,735,846.25               0.46                   37
Vermont                           670,145.22               0.18                   12
Virginia                       10,587,125.71               2.79                  168
Washington                      3,741,852.20               0.99                   80
West Virginia                   2,502,435.65               0.66                   60
Wisconsin                       3,303,875.39               0.87                   63
Wyoming                           319,308.09               0.08                    7
-------------------------------------------------------------------------------------
Total                        $379,472,943.09            100.00%                6,791

-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            28

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)


                                     Group 1 (Fixed Rate)


                                                                   Percent by             Number of
Original Combined Loan-to-Value            Principal Balance    Principal Balance    Mortgage Loans
-----------------------------------------------------------------------------------------------------
  0.01    -     10.00                          $74,857.14           0.02%                     3
 10.01    -     15.00                          171,324.19           0.05                      9
 15.01    -     20.00                          567,672.18           0.15                     24
 20.01    -     25.00                          881,251.61           0.23                     33
 25.01    -     30.00                        1,092,242.67           0.29                     37
 30.01    -     35.00                        1,647,886.24           0.43                     44
 35.01    -     40.00                        3,690,013.61           0.97                     88
 40.01    -     45.00                        3,706,259.28           0.98                     85
 45.01    -     50.00                        6,295,496.34           1.66                    139
 50.01    -     55.00                        5,911,621.72           1.56                    126
 55.01    -     60.00                       11,482,234.65           3.03                    208
 60.01    -     65.00                       20,135,299.50           5.31                    375
 65.01    -     70.00                       27,423,215.52           7.23                    479
 70.01    -     75.00                       36,114,671.22           9.52                    656
 75.01    -     80.00                       96,775,057.22          25.50                  1,601
 80.01    -     85.00                       80,020,499.67          21.09                  1,409
 85.01    -     90.00                       77,395,076.42          20.40                  1,337
 90.01    -     95.00                        2,507,932.93           0.66                     28
 95.01    -    100.00                          386,850.38           0.10                      8
100.01    -    125.00                        3,193,480.60           0.84                     102
-----------------------------------------------------------------------------------------------------
                                          $379,472,943.09         100.00%                 6,791


At origination no Group 1 Mortgage Loan had a Combined Loan-to-Value ("CLTV") exceeding 125.00%.
Weighted Average CLTV is 77.42%.



-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            29

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)


                                                  Group 1 (Fixed Rate)

                                                          Percent by             Number of
Mortgage Rates (%)               Principal Balance     Principal Balance       Mortgage Loans
-----------------                -----------------     -----------------       --------------
    5.750    -    5.999             $253,677.11               0.07%                  2
    6.000    -    6.249               25,788.67               0.01                   1
    6.250    -    6.499              308,841.56               0.08                   4
    6.500    -    6.749            1,582,365.73               0.42                  18
    6.750    -    6.999            3,488,150.46               0.92                  34
    7.000    -    7.249            1,556,528.18               0.41                  18
    7.250    -    7.499            3,079,359.68               0.81                  31
    7.500    -    7.749            2,938,025.08               0.77                  36
    7.750    -    7.999            7,685,929.30               2.03                  80
    8.000    -    8.249            6,765,229.22               1.78                  71
    8.250    -    8.499            6,863,806.70               1.81                  75
    8.500    -    8.749           10,224,507.12               2.69                 114
    8.750    -    8.999           14,538,176.53               3.83                 156
    9.000    -    9.249           11,045,655.37               2.91                 139
    9.250    -    9.499           11,691,630.44               3.08                 155
    9.500    -    9.749           13,666,994.79               3.60                 193
    9.750    -    9.999           20,987,063.82               5.53                 294
   10.000    -   10.249           13,273,666.05               3.50                 210
   10.250    -   10.499           14,932,050.39               3.93                 270
   10.500    -   10.749           17,504,322.26               4.61                 313
   10.750    -   10.999           22,528,199.98               5.94                 399
   11.000    -   11.249           14,131,725.10               3.72                 292
   11.250    -   11.499           18,964,297.06               5.00                 397
   11.500    -   11.749           18,175,205.28               4.79                 357
   11.750    -   11.999           22,390,390.56               5.90                 450
   12.000    -   12.249           15,295,467.25               4.03                 314
   12.250    -   12.499           16,819,413.52               4.43                 341
   12.500    -   12.749           18,645,432.15               4.91                 389
   12.750    -   12.999           15,242,107.98               4.02                 319
   13.000    -   13.249           13,382,585.94               3.53                 288
   13.250    -   13.499           10,773,228.15               2.84                 238
   13.500    -   13.749            8,424,508.50               2.22                 209
   13.750    -   13.999            8,156,268.52               2.15                 210
   14.000    -   14.249            2,881,720.18               0.76                  82
   14.250    -   14.499            4,125,473.05               1.09                 101
   14.500    -   14.749            3,283,177.29               0.87                  75
   14.750    -   14.999            1,263,084.40               0.33                  33
   15.000    -   15.249            1,009,841.94               0.27                  31
   15.250    -   15.499              779,375.98               0.21                  24
   15.500    -   15.749              228,590.88               0.06                   8
   15.750    -   15.999              322,778.46               0.09                  10
   16.000    -   16.249              190,482.30               0.05                   8
   16.250    -   16.499               17,325.58               *                      1
   16.500    -   16.749               30,494.58               0.01                   1
---------------------------------------------------------------------------------------------
                                $379,472,943.09             100.00%               6,791
---------------------------------------------------------------------------------------------

Weighted Average Mortgage Rate is 10.974%
*Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance of the initial contracts as of the cut-off date.




-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            30

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)




                                      Group 1 (Fixed Rate)

                                                                          Number of
Remaining                          Principal            Percent by         Mortgage
Months to Maturity                  Balance         Principal Balance       Loans
------------------                 ---------        -----------------     ---------
     43.00      -     48.99            $74,880.05           0.02%               5
     49.00      -     60.99             69,711.92           0.02                3
     61.00      -     72.99            101,934.17           0.03                6
     73.00      -     84.99            593,240.86           0.16               24
     85.00      -     96.99             84,859.31           0.02                3
     97.00      -    108.99          3,964,249.15           1.04              153
    109.00      -    120.99          4,381,500.09           1.15              170
    121.00      -    132.99            345,529.90           0.09                9
    133.00      -    144.99            539,786.46           0.14               20
    145.00      -    156.99            237,989.16           0.06                7
    157.00      -    168.99         35,112,314.23           9.25              763
    169.00      -    180.99        119,735,778.49          31.55            2,141
    181.00      -    192.99            311,232.02           0.08                7
    193.00      -    204.99            394,994.96           0.10               11
    205.00      -    216.99            372,783.17           0.10                5
    217.00      -    228.99         17,019,294.96           4.48              388
    229.00      -    240.99         41,776,761.39          11.01              834
    241.00      -    252.99            278,591.77           0.07                2
    253.00      -    264.99            945,813.91           0.25               24
    265.00      -    276.99            299,055.54           0.08                7
    277.00      -    288.99         18,647,793.20           4.91              307
    289.00      -    300.99         17,632,894.07           4.65              287
    301.00      -    312.99            220,908.10           0.06                2
    325.00      -    336.99            967,568.27           0.25                9
    337.00      -    348.99         22,966,069.39           6.05              305
    349.00      -    356.00         92,397,408.55          24.35            1,299
-----------------------------------------------------------------------------------
                                  $379,472,943.09         100.00%           6,791

Weighted Average Remaining Months till Maturity equals 244.95 months.



-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            31

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)



                                     Group 1 (Fixed Rate)

                                                          Percent by          Number of
              Current                                     Principal           Mortgage
            Delinquency         Principal Balance          Balance              Loans
            -----------         -----------------        ----------           ---------
           0      -    29          $342,851,391.28         90.35%              6,082
           30     -    59            36,621,551.81          9.65                 709
       ------------------------------------------------------------------------------------
                                   $379,472,943.09        100.00%              6,791


                                                         Percent by           Number of
                                                          Principal           Mortgage
               Source           Principal Balance          Balance              Loans
               ------           -----------------        ----------           ---------

             Wholesale             $262,531,479.89         69.18%              4,774
          Superior Direct            42,030,394.36         11.08                 683
           Correspondent             41,375,001.10         10.90                 755
               Retail                23,581,704.21          6.21                 394
                ULD                   9,954,363.53          2.62                 185
       -----------------------------------------------------------------------------------
                                   $379,472,943.09        100.00%              6,791








-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            32

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

As of 12/31/2001 (the "Cut-off Date")



                                                 Group 2 (Adjustable Rate):
------------------------------------------------------------------------ -----------------------------------------------------
Current Home Equity Loan Principal Balance............................   $195,636,214.71
Average Current Home Equity Loan Principal Balance....................   $95,061.33          Range:  $6,177.36 - $746,690.15
Original Home Equity Loan Principal Balance .........................    $196,744,163.00
Average Original Home Equity Loan Principal Balance .................    $95,599.69          Range:  $6,400.00 -  750,000.00
 Product Type-
         2/28 .......................................................    74.96%
         3/27 .......................................................    25.04%
Weighted Average Coupon .............................................    10.498%             Range:  6.000% - 14.875%
6 Month LIBOR
         Weighted Average Lifetime Cap ..............................    16.501%             Range: 13.125%  - 20.875%
         Weighted Average Lifetime Floor ............................    9.501%              Range:  6.125%  - 13.875%
         Weighted Average Gross Margin ..............................    6.389%              Range:  3.5000% - 10.750%
         Weighted Average Months to Roll ............................    18 mos.             Range:  3 mos.  - 31 mos.
         Weighted Average Initial Periodic Cap ......................    3.000%
         Weighted Average Periodic Cap ..............................    1.001%              Range: 1.000% - 3.000%
Weighted Average Rem. Term ..........................................    351 mos.
Weighted Average Original Term ......................................    360 mos.
Properties secured by 1st Liens .....................................    100.00%
Weighted Average CLTV ...............................................    80.04%
Geographic Distribution .............................................    45 States and District of Columbia
States w/ >5% Concentrations ........................................    NY - 12.07%            PA - 7.96%        IN - 5.31%
                                                                         MI - 9.12%             FL - 6.21%        CO - 5.09%
                                                                         NJ - 8.33%             OH - 5.38%
------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy-
                                                        Owner Occupied:      96.83%
                                                    Non-Owner Occupied:       3.17%

                                                       Property Type-
                                                          Single family      79.73%
                                                             2-4 family      10.53%
                                                      Manufactured Home       6.10%
                                            Planned Unit of Development       2.35%
                                                            Condominium       1.29%

                                                       Loan Purpose-
                                                               Cashout:      62.87%
                                                              Purchase:      29.35%
                                                             Refinance:       7.78%

                                                          Product Type-
                                                              2/28 6ML
                                               Weighted Average Coupon:  10.504%        Range:  6.000% - 14.875%
                                         Weighted Average Lifetime Cap:  16.508%        Range:  13.125% - 20.875%
                                       Weighted Average Lifetime Floor:  9.508%         Range:  6.125% - 13.875%
                                         Weighted Average Gross Margin:  6.431%         Range:  3.500% - 9.550%
                                                              3/27 6ML
                                               Weighted Average Coupon:  10.480%        Range:  7.125% - 14.500%
                                         Weighted Average Lifetime Cap:  16.480%        Range:  13.125% - 20.500%
                                       Weighted Average Lifetime Floor:  9.480%         Range:  6.125% - 13.500%
                                         Weighted Average Gross Margin:  6.265%         Range:  3.500% - 10.750%

                                                             Loan Type-
                                                 Deferred Payment Loans  10.88%
                                         Stress Free/Skip Payment Loans  10.88%
                                                     Prompt Payer Loans   1.34%


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            33

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

INITIAL MORTGAGE LOAN CHARACTERISTICS (continued)

As of 12/31/2001 (the "Cut-off Date")


Range of Principal Balances                              Percent by           Number of
As of the Cut-off Date ($)        Principal Balance   Principal Balance     Mortgage Loans
---------------------------       -----------------   -----------------     --------------
       0.01    -    10,000.00           $12,598.99          0.01%                 2
  10,000.01    -    20,000.00           280,552.98          0.14                 16
  20,000.01    -    30,000.00         1,966,823.17          1.01                 75
  30,000.01    -    40,000.00         5,309,724.22          2.71                149
  40,000.01    -    50,000.00         8,289,139.27          4.24                183
  50,000.01    -    60,000.00        13,594,093.45          6.95                246
  60,000.01    -    70,000.00        14,848,182.08          7.59                228
  70,000.01    -    80,000.00        15,576,917.46          7.96                208
  80,000.01    -    90,000.00        13,586,901.97          6.94                160
  90,000.01    -   100,000.00        10,550,425.70          5.39                111
 100,000.01    -   110,000.00        12,108,941.23          6.19                115
 110,000.01    -   120,000.00        11,793,106.46          6.03                103
 120,000.01    -   130,000.00         9,119,767.66          4.66                 73
 130,000.01    -   140,000.00         9,444,111.98          4.83                 70
 140,000.01    -   150,000.00         6,704,848.01          3.43                 46
 150,000.01    -   160,000.00         4,973,001.85          2.54                 32
 160,000.01    -   170,000.00         6,591,831.19          3.37                 40
 170,000.01    -   180,000.00         4,533,648.27          2.32                 26
 180,000.01    -   190,000.00         2,395,103.70          1.22                 13
 190,000.01    -   200,000.00         4,318,822.00          2.21                 22
 200,000.01    -   250,000.00        14,403,298.26          7.36                 65
 250,000.01    -   300,000.00         9,237,660.86          4.72                 34
 300,000.01    -   350,000.00         7,417,378.53          3.79                 23
 350,000.01    -   400,000.00         1,503,989.31          0.77                  4
 400,000.01    -   450,000.00         1,691,216.27          0.86                  4
 450,000.01    -   500,000.00         3,412,375.63          1.74                  7
 550,000.01    -   600,000.00           577,879.74          0.30                  1
 600,000.01    -   650,000.00           647,184.32          0.33                  1
 700,000.01    -   750,000.00           746,690.15          0.38                  1
 -------------------------------------------------------------------------------------------
                                   $195,636,214.71        100.00%             2,058

 Average Balance is $95,061.33.


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            34

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)


                               Group 2 (Adjustable Rate)

                                                        Percent by           Number of
Geographic Distribution        Principal Balance     Principal Balance     Mortgage Loans
-----------------------        -----------------     -----------------     --------------
Alabama                             $2,373,659.68          1.21%                 36
Arizona                              1,584,980.53          0.81                  10
Arkansas                             1,538,684.57          0.79                  21
California                           4,453,276.45          2.28                  21
Colorado                             9,954,972.30          5.09                  68
Connecticut                          5,873,748.45          3.00                  40
Delaware                               583,059.02          0.30                   4
District Of Columbia                   804,794.69          0.41                   8
Florida                             12,149,674.37          6.21                 143
Georgia                              3,502,413.18          1.79                  41
Idaho                                  962,227.53          0.49                  10
Illinois                             6,132,626.17          3.13                  69
Indiana                             10,392,460.16          5.31                 142
Iowa                                    30,953.49          0.02                   1
Kansas                                 964,997.05          0.49                  11
Kentucky                             1,312,327.25          0.67                  20
Louisiana                              884,003.46          0.45                  15
Maine                                1,277,910.24          0.65                  11
Maryland                             4,284,967.08          2.19                  35
Massachusetts                        6,394,452.79          3.27                  49
Michigan                            17,846,151.82          9.12                 233
Minnesota                            1,947,012.63          1.00                  22
Mississippi                          1,065,010.45          0.54                  22
Missouri                             2,947,187.73          1.51                  46
New Hampshire                        1,789,171.24          0.91                  15
New Jersey                          16,289,432.29          8.33                 114
New Mexico                             488,954.15          0.25                   7
New York                            23,613,598.08         12.07                 135
North Carolina                       9,134,821.82          4.67                 115
North Dakota                            20,614.58          0.01                   1
Ohio                                10,525,962.65          5.38                 155
Oklahoma                               676,532.17          0.35                  10
Oregon                                 652,589.43          0.33                   5
Pennsylvania                        15,567,505.36          7.96                 210
Rhode Island                           649,826.91          0.33                   6
South Carolina                       5,967,427.77          3.05                  76
South Dakota                           122,292.53          0.06                   2
Tennessee                              789,779.12          0.40                   9
Texas                                  693,205.70          0.35                   7
Utah                                   807,417.87          0.41                   8
Vermont                                174,955.26          0.09                   2
Virginia                             4,544,009.54          2.32                  48
Washington                           1,094,471.65          0.56                  12
West Virginia                          789,691.21          0.40                  14
Wisconsin                            1,906,637.80          0.97                  28
Wyoming                                 75,766.49          0.04                   1
--------------------------------------------------------------------------------------------
Total                             $195,636,214.71        100.00%              2,058


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            35

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)



                                  Group 2 (Adjustable Rate)

                                                            Percent by           Number of
Original Loan-to-Value (%)       Principal Balance      Principal Balance     Mortgage Loans
--------------------------       -----------------      -----------------     --------------
  10.01   -   20.00                  $19,566.40               0.01%                 1
  20.01   -   25.00                  121,879.36               0.06                  3
  25.01   -   30.00                  384,897.36               0.20                  7
  30.01   -   35.00                  202,020.19               0.10                  6
  35.01   -   40.00                  990,965.23               0.51                 11
  40.01   -   45.00                1,131,847.21               0.58                 18
  45.01   -   50.00                1,246,543.72               0.64                 19
  50.01   -   55.00                2,208,444.49               1.13                 32
  55.01   -   60.00                2,160,723.80               1.10                 29
  60.01   -   65.00               11,924,926.94               6.10                151
  65.01   -   70.00                8,683,973.34               4.44                 94
  70.01   -   75.00               16,117,765.72               8.24                173
  75.01   -   80.00               48,454,460.86              24.77                536
  80.01   -   85.00               49,292,845.11              25.20                519
  85.01   -   90.00               52,569,860.25              26.87                458
  95.01   -  100.00                  125,494.73               0.06                  1
----------------------------------------------------------------------------------------------
                                $195,636,214.71             100.00%             2,058

At origination no Group 2 Mortgage Loan had a Loan-to-Value ("LTV") exceeding 97.67%.
Weighted Average Original Loan to Value is 80.04%.



-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            36

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)


                               Group 2 (Adjustable Rate)

                                                      Percent by          Number of
Mortgage Rates (%)            Principal Balance    Principal Balance    Mortgage Loans
------------------            -----------------    -----------------    --------------
   6.000    -      6.249           $78,410.40            0.04%                2
   7.000    -      7.249           450,265.17            0.23                 4
   7.250    -      7.499           446,187.68            0.23                 4
   7.500    -      7.749         2,749,770.04            1.41                15
   7.750    -      7.999         4,438,345.97            2.27                29
   8.000    -      8.249         4,365,786.71            2.23                33
   8.250    -      8.499         4,937,034.87            2.52                36
   8.500    -      8.749         4,389,958.10            2.24                40
   8.750    -      8.999         9,998,653.86            5.11                78
   9.000    -      9.249         8,629,675.82            4.41                66
   9.250    -      9.499         8,259,503.30            4.22                80
   9.500    -      9.749        12,405,148.78            6.34               106
   9.750    -      9.999        13,491,366.47            6.90               133
  10.000    -     10.249         9,167,049.82            4.69                92
  10.250    -     10.499        10,945,816.33            5.59               104
  10.500    -     10.749        12,564,590.60            6.42               132
  10.750    -     10.999        14,162,927.64            7.24               159
  11.000    -     11.249         7,891,632.81            4.03                92
  11.250    -     11.499        10,052,016.33            5.14               114
  11.500    -     11.749        10,013,165.62            5.12               116
  11.750    -     11.999         9,059,083.25            4.63               119
  12.000    -     12.249        10,065,439.02            5.14               133
  12.250    -     12.499         7,890,275.57            4.03               109
  12.500    -     12.749         5,804,305.47            2.97                82
  12.750    -     12.999         5,170,131.30            2.64                63
  13.000    -     13.249         3,198,807.72            1.64                42
  13.250    -     13.499         1,873,805.78            0.96                29
  13.500    -     13.749         1,728,323.56            0.88                19
  13.750    -     13.999           541,435.84            0.28                 9
  14.000    -     14.249           461,399.90            0.24                 9
  14.250    -     14.499           112,775.76            0.06                 2
  14.500    -     14.749           252,088.88            0.13                 6
  14.750    -     14.999            41,036.34            0.02                 1
--------------------------------------------------------------------------------------------
                              $195,636,214.71          100.00%            2,058

Weighted Average Mortgage Rate is 10.498%.


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            37

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)



                                  Group 2 (Adjustable Rate)

                                                                   Percent by           Number of
Remaining Months to Maturity               Principal Balance   Principal Balance     Mortgage Loans
----------------------------               -----------------   -----------------     --------------
     110.00      -       120.99                $18,643.90             0.01%                1
     217.00      -       228.99                 41,709.73             0.02                 1
     277.00      -       288.99                391,940.20             0.20                10
     289.00      -       300.99                347,656.95             0.18                10
     337.00      -       348.99             19,996,550.29            10.22               248
     349.00      -       357.00            174,839,713.64            89.37             1,788
 -------------------------------------------------------------------------------------------------
   Wtd. Avg.             351.34           $195,636,214.71           100.00%            2,058


Weighted Average Remaining Months to Maturity equals 351.34 months.


                                     Group 2 (Adjustable Rate)

                                          Principal                Percent by           Number of
   Month of Next Rate Adjustment           Balance             Principal Balance     Mortgage Loans
   -----------------------------          ---------            -----------------     --------------
April, 2002                            $    198,413.36               0.10%                 3
May, 2002                                    66,480.75               0.03                  1
June, 2002                                   58,668.90               0.03                  1
July, 2002                                  723,345.12               0.37                 10
August, 2002                              2,451,700.16               1.25                 29
September, 2002                           2,786,551.15               1.42                 38
October, 2002                             2,415,346.74               1.23                 30
November, 2002                            2,952,823.43               1.51                 31
December, 2002                            3,445,719.75               1.76                 40
January, 2003                            10,132,207.64               5.18                107
February, 2003                           17,704,243.01               9.05                185
March, 2003                              18,260,149.28               9.33                172
April, 2003                              17,741,794.82               9.07                190
May, 2003                                26,328,942.87              13.46                261
June, 2003                               22,536,340.54              11.52                210
July, 2003                               10,422,482.53               5.33                 95
August, 2003                             10,568,438.86               5.40                114
September, 2003                           1,074,807.99               0.55                 17
October, 2003                             1,016,649.57               0.52                 17
November, 2003                              255,754.90               0.13                  4
December, 2003                              947,663.89               0.48                 11
January, 2004                             3,146,770.97               1.61                 41
February, 2004                            9,395,176.59               4.80                116
March, 2004                               5,867,282.02               3.00                 78
April, 2004                               5,731,589.65               2.93                 65
May, 2004                                 9,316,011.40               4.76                104
June, 2004                                6,536,101.65               3.34                 49
July, 2004                                2,160,262.04               1.10                 22
August, 2004                              1,394,495.13               0.71                 17
--------------------------------------------------------------------------------------------------
Total                                  $195,636,214.71             100.00%             2,058



-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            38

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)


                                 Group 2 (Adjustable Rate)

                                                    Percent by           Number of
Gross Margin               Principal Balance     Principal Balance     Mortgage Loans
------------               -----------------     -----------------     --------------
   3.500   -    3.749       $    201,183.66           0.10%                  3
   3.750   -    3.999            228,328.76           0.12                   3
   4.000   -    4.249          1,166,049.38           0.60                  11
   4.250   -    4.499          3,333,855.08           1.70                  22
   4.500   -    4.749          4,956,631.92           2.53                  37
   4.750   -    4.999          9,706,298.40           4.96                  82
   5.000   -    5.249          6,911,198.51           3.53                  65
   5.250   -    5.499         11,695,822.50           5.98                 104
   5.500   -    5.749         11,774,036.56           6.02                 109
   5.750   -    5.999         12,872,343.55           6.58                 137
   6.000   -    6.249         21,912,815.91          11.20                 227
   6.250   -    6.499         18,468,316.21           9.44                 172
   6.500   -    6.749         16,926,047.42           8.65                 191
   6.750   -    6.999         17,503,445.50           8.95                 195
   7.000   -    7.249         11,969,628.59           6.12                 150
   7.250   -    7.499          9,191,013.37           4.70                 114
   7.500   -    7.749          9,363,751.16           4.79                  97
   7.750   -    7.999         11,091,069.41           5.67                 134
   8.000   -    8.249          5,692,985.44           2.91                  76
   8.250   -    8.499          3,625,258.27           1.85                  36
   8.500   -    8.749          2,814,571.41           1.44                  37
   8.750   -    8.999          1,956,347.31           1.00                  23
   9.000   -    9.249          1,093,017.94           0.56                  14
   9.250   -    9.499            538,295.22           0.28                   7
   9.500   -    9.749            553,936.49           0.28                  10
   9.750   -    9.999             71,086.16           0.04                   1
  10.750   -   10.999             18,880.58           0.01                   1
 --------------------------------------------------------------------------------
                            $195,636,214.71         100.00%              2,058

Weighted Average Gross Margin is 6.389%.


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            39

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                Group 2 (Adjustable Rate)


                                                      Percent by           Number of
Maximum Mortgage Rates        Principal Balance   Principal Balance     Mortgage Loans
----------------------        -----------------   -----------------     --------------
  13.000    -    13.249      $    450,265.17             0.23%                4
  13.250    -    13.499           446,187.68             0.23                 4
  13.500    -    13.749         2,749,770.04             1.41                15
  13.750    -    13.999         4,438,345.97             2.27                29
  14.000    -    14.249         4,365,786.71             2.23                33
  14.250    -    14.499         4,937,034.87             2.52                36
  14.500    -    14.749         4,389,958.10             2.24                40
  14.750    -    14.999         9,998,653.86             5.11                78
  15.000    -    15.249         8,629,675.82             4.41                66
  15.250    -    15.499         8,259,503.30             4.22                80
  15.500    -    15.749        12,405,148.78             6.34               106
  15.750    -    15.999        13,491,366.47             6.90               133
  16.000    -    16.249         9,167,049.82             4.69                92
  16.250    -    16.499        10,945,816.33             5.59               104
  16.500    -    16.749        12,564,590.60             6.42               132
  16.750    -    16.999        14,162,927.64             7.24               159
  17.000    -    17.249         7,891,632.81             4.03                92
  17.250    -    17.499        10,052,016.33             5.14               114
  17.500    -    17.749        10,013,165.62             5.12               116
  17.750    -    17.999         9,219,504.51             4.71               122
  18.000    -    18.249         9,911,408.49             5.07               130
  18.250    -    18.499         7,958,536.06             4.07               110
  18.500    -    18.749         5,756,285.71             2.94                82
  18.750    -    18.999         5,194,295.69             2.66                64
  19.000    -    19.249         3,174,643.33             1.62                41
  19.250    -    19.499         1,873,805.78             0.96                29
  19.500    -    19.749         1,728,323.56             0.88                19
  19.750    -    19.999           541,435.84             0.28                 9
  20.000    -    20.249           513,178.84             0.26                10
  20.250    -    20.499           112,775.76             0.06                 2
  20.500    -    20.749           252,088.88             0.13                 6
  20.750    -    20.999            41,036.34             0.02                 1
-------------------------------------------------------------------------------------
                             $195,636,214.71           100.00%            2,058


The Weighted Average Maximum Mortgage Rate is 16.501%.


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            40

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)



                                   Group 2 (Adjustable Rate)

                                                         Percent by           Number of
Minimum Mortgage Rates         Principal Balance     Principal Balance     Mortgage Loans
----------------------         -----------------     -----------------     --------------
    6.000   -     6.249         $    450,265.17            0.23%                 4
    6.250   -     6.499              446,187.68            0.23                  4
    6.500   -     6.749            2,749,770.04            1.41                 15
    6.750   -     6.999            4,438,345.97            2.27                 29
    7.000   -     7.249            4,365,786.71            2.23                 33
    7.250   -     7.499            4,937,034.87            2.52                 36
    7.500   -     7.749            4,389,958.10            2.24                 40
    7.750   -     7.999            9,998,653.86            5.11                 78
    8.000   -     8.249            8,629,675.82            4.41                 66
    8.250   -     8.499            8,259,503.30            4.22                 80
    8.500   -     8.749           12,405,148.78            6.34                106
    8.750   -     8.999           13,491,366.47            6.90                133
    9.000   -     9.249            9,167,049.82            4.69                 92
    9.250   -     9.499           10,945,816.33            5.59                104
    9.500   -     9.749           12,564,590.60            6.42                132
    9.750   -     9.999           14,162,927.64            7.24                159
   10.000   -    10.249            7,891,632.81            4.03                 92
   10.250   -    10.499           10,052,016.33            5.14                114
   10.500   -    10.749           10,013,165.62            5.12                116
   10.750   -    10.999            9,219,504.51            4.71                122
   11.000   -    11.249            9,911,408.49            5.07                130
   11.250   -    11.499            7,958,536.06            4.07                110
   11.500   -    11.749            5,756,285.71            2.94                 82
   11.750   -    11.999            5,194,295.69            2.66                 64
   12.000   -    12.249            3,174,643.33            1.62                 41
   12.250   -    12.499            1,873,805.78            0.96                 29
   12.500   -    12.749            1,728,323.56            0.88                 19
   12.750   -    12.999              541,435.84            0.28                  9
   13.000   -    13.249              513,178.84            0.26                 10
   13.250   -    13.499              112,775.76            0.06                  2
   13.500   -    13.749              252,088.88            0.13                  6
   13.750   -    13.999               41,036.34            0.02                  1
-----------------------------------------------------------------------------------------
                                $195,636,214.71          100.00%             2,058


The Weighted Average Minimum Mortgage Rate is 9.501%.


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            41

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)



                                  Group 2 (Adjustable Rate)


           Current                                           Percent by           Number of
         Delinquency                Principal Balance     Principal Balance     Mortgage Loans
         -----------                -----------------     -----------------     --------------
     0        -       29             $159,981,440.85           81.77%               1,624
     30       -       59               35,654,773.86           18.23                  434
---------------------------------------------------------------------------------------------
                                     $195,636,214.71          100.00%               2,058


                                                             Percent by           Number of
            Source                  Principal Balance     Principal Balance     Mortgage Loans
            ------                  -----------------     ----------------      --------------
          Wholesale                  $146,850,280.66           75.06%               1,611
        Correspondent                  36,662,062.02           18.74                  329
       Superior Direct                 11,175,852.20            5.71                  109
           Retail                         948,019.83            0.48                    9
---------------------------------------------------------------------------------------------
                                     $195,636,214.71          100.00%               2,058


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            42

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


FOR ADDITIONAL INFORMATION PLEASE CALL:

Asset Backed Securities Group
-------------------------------------------
Laura Schwartz                     (212) 449-2695
Ken Mulford                        (212) 449-0752
Demetrios Tsipras                  (212) 449-9486
Vu Ngyuen                          (212) 449-1955
Shana Hennigan                     (212) 449-5063
Neeraj Tulshan                     (212) 449-5494

MBS/ABS Trading
Vince Mora                         (212) 449-5320
Scott Soltas                       (212) 449-3659
Brian Kane                         (212) 449-3659
Tracey Keegan                      (212) 449-3659

Asset Backed Research
Joshua Anderson                    (212) 449-9622



-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            43

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

                              ABS New Transaction

                                Supplement 1 to
                           Computational Materials

                           (Addition of FICO Tables)

                          $543,449,000 (approximate)
                    Merrill Lynch Mortgage Investors, Inc.
                   Mortgage Loan Asset Backed Certificates,
                               Series 2002-AFC1


                               Superior Bank FSB
                                  Originator

                      Merrill Lynch Mortgage Capital Inc.
                                    Seller

                    Merrill Lynch Mortgage Investors, Inc.
                                   Depositor

                            Fairbanks Capital Corp.
                                   Servicer


January 22, 2002

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information

-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            44

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================




subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.







Series:              Merrill Lynch Mortgage Investors, Inc., Series 2002-AFC1

Originator:          Superior Bank FSB

                     On July 27, 2001, the Office of Thrift Supervision closed Superior Bank FSB, Hinsdale, Illinois, (the "Originator"), and the Federal Deposit Insurance Corporation (the "FDIC") was appointed receiver for the Originator. Additionally, the FDIC was appointed conservator of Superior Federal Bank FSB, a new entity established to assume the operations of the Originator. Consequently, the Depositor does not have access to certain information which is typically disclosed in a prospectus pursuant to which securities similar to the Certificates are publicly offered. Thus, the Prospectus Supplement related to the Certificates will not contain information regarding the mortgage loans which would have been disclosed if the Originator had not been placed in receivership. In particular, available information does not make it feasible to describe the underwriting guidelines pursuant to which the mortgage loans were originated nor to disclose




-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            45

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


                     meaningful delinquency, foreclosure and loss information concerning the mortgage loans originated and serviced by the Originator in the past. Thus, investors should be aware that no exact information can be given as to these particular aspects of the mortgage loans.

Seller:              Merrill Lynch Mortgage Capital Inc.

Depositor:           Merrill Lynch Mortgage Investors, Inc.

Servicer:            Fairbanks Capital Corp.

Trustee:             LaSalle Bank National Association

Sole Underwriter:    Merrill Lynch, Pierce, Fenner & Smith Incorporated















-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            46

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


FICO TABLES:

                             Group 1 (Fixed Rate)

                                                                             Number of
                                                        Percent by            Mortgage
     FICO Scores               Principal Balance     Principal Balance         Loans
     -----------               -----------------     -----------------      ----------
    410      -     450         $  2,157,038.71             0.57%                 42
    451      -     500           36,743,922.17             9.68                 717
    501      -     550          106,749,867.31            28.13               2,031
    551      -     600          100,200,784.15            26.41               1,789
    601      -     650           71,666,977.99            18.89               1,168
    651      -     700           35,038,075.69             9.23                 552
    701      -     750           12,956,886.49             3.41                 190
    751      -     800            3,825,811.66             1.01                  59
    801      -     816               92,419.73             0.02                   3
--------------------------------------------------------------------------------------
                               $369,431,783.90            97.35%               6,551




As of the cut-off date, for approximately 2.65% of the aggregate principal balance, FICO scores were unavailable. The weighted average FICO score is 577 for such mortgage loans for which a FICO score was available.




-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            47

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


                           Group 2 (Adjustable Rate)

                                                                             Number of
                                                        Percent by            Mortgage
     FICO Scores               Principal Balance     Principal Balance         Loans
     -----------               -----------------     -----------------      ----------

    419      -     450           $1,712,151.81             0.88%              24
    451      -     500           27,697,380.26            14.16              331
    501      -     550           68,434,503.38            34.98              721
    551      -     600           52,938,919.10            27.06              506
    601      -     650           27,750,244.38            14.18              273
    651      -     700            8,808,395.96             4.50               85
    701      -     750            1,938,002.07             0.99               18
    751      -     800              902,400.46             0.46                9
    801      -     806               68,236.71             0.03                1
---------------------------------------------------------------------------------------
                               $190,250,234.13            97.25%           1,968

As of the cut-off date, for approximately 2.75% of the aggregate principal balance, FICO scores were unavailable. The weighted average FICO score is 557 for such mortgage loans for which a FICO score was available.




-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            48

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================



                              ABS New Transaction

                                Supplement 2 to
                            Computational Materials
                         (Combined Collateral Tables)

                          $543,449,000 (approximate)
                    Merrill Lynch Mortgage Investors, Inc.
                   Mortgage Loan Asset Backed Certificates,
                               Series 2002-AFC1

                               Superior Bank FSB
                                  Originator

                      Merrill Lynch Mortgage Capital Inc.
                                    Seller

                    Merrill Lynch Mortgage Investors, Inc.
                                   Depositor

                            Fairbanks Capital Corp.
                                   Servicer




January 22, 2002

-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            49

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.









Series:              Merrill Lynch Mortgage Investors, Inc., Series 2002-AFC1

Originator:          Superior Bank FSB

                     On July 27, 2001, the Office of Thrift Supervision closed Superior Bank FSB, Hinsdale, Illinois, (the
                     "Originator"), and the Federal Deposit Insurance Corporation (the "FDIC") was appointed receiver for the Originator. Additionally,


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            50

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================



                     the FDIC was appointed conservator of Superior Federal Bank FSB, a new entity established to assume the operations of the Originator. Consequently, the Depositor does not have access to certain information which is typically disclosed in a prospectus pursuant to which securities similar to the Certificates are publicly offered. Thus, the Prospectus Supplement related to the Certificates will not contain information regarding the mortgage loans which would have been disclosed if the Originator had not been placed in receivership. In particular, available information does not make it feasible to describe the underwriting guidelines pursuant to which the mortgage loans were originated nor to disclose meaningful delinquency, foreclosure and loss information concerning the mortgage loans originated and serviced by the Originator in the past. Thus, investors should be aware that no exact information can be given as to these particular aspects of the mortgage loans.

Seller:              Merrill Lynch Mortgage Capital Inc.

Depositor:           Merrill Lynch Mortgage Investors, Inc.

Servicer:            Fairbanks Capital Corp.

Trustee:             LaSalle Bank National Association

Sole Underwriter:    Merrill Lynch, Pierce, Fenner & Smith Incorporated





-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            51

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================



COLLATERAL TABLES INITIAL MORTGAGE LOANS



                                       Group 1 and 2

Range of Principal Balances                                 Percent by           Number of
as of the Cut-off Date ($)          Principal Balance    Principal Balance     Mortgage Loans
--------------------------          -----------------    -----------------     --------------
         0.01   -    10,000.00       $    415,754.94           0.07%                49
    10,000.01   -    20,000.00         11,285,640.88           1.96                694
    20,000.01   -    30,000.00         32,645,257.78           5.68              1,279
    30,000.01   -    40,000.00         44,787,006.58           7.79              1,270
    40,000.01   -    50,000.00         51,071,675.65           8.88              1,126
    50,000.01   -    60,000.00         52,266,773.95           9.09                949
    60,000.01   -    70,000.00         47,318,412.77           8.23                727
    70,000.01   -    80,000.00         45,536,794.32           7.92                608
    80,000.01   -    90,000.00         34,679,048.12           6.03                409
    90,000.01   -   100,000.00         29,698,571.73           5.16                311
   100,000.01   -   110,000.00         25,967,715.97           4.52                247
   110,000.01   -   120,000.00         25,385,092.64           4.41                221
   120,000.01   -   130,000.00         19,004,186.12           3.30                152
   130,000.01   -   140,000.00         18,600,727.33           3.23                138
   140,000.01   -   150,000.00         16,890,980.52           2.94                116
   150,000.01   -   160,000.00         13,501,315.55           2.35                 87
   160,000.01   -   170,000.00         13,690,361.26           2.38                 83
   170,000.01   -   180,000.00          9,263,209.47           1.61                 53
   180,000.01   -   190,000.00          6,638,814.38           1.15                 36
   190,000.01   -   200,000.00          9,010,465.00           1.57                 46
   200,000.01   -   250,000.00         28,898,721.70           5.02                130
   250,000.01   -   300,000.00         16,750,118.87           2.91                 61
   300,000.01   -   350,000.00         11,030,275.73           1.92                 34
   350,000.01   -   400,000.00          1,893,262.59           0.33                  5
   400,000.01   -   450,000.00          2,551,503.69           0.44                  6
   450,000.01   -   500,000.00          4,355,716.05           0.76                  9
   550,000.01   -   600,000.00            577,879.74           0.10                  1
   600,000.01   -   650,000.00            647,184.32           0.11                  1
   700,000.01   -   750,000.00            746,690.15           0.13                  1
 ------------------------------------------------------------------------------------------
                                     $575,109,157.80         100.00%             8,849

Average Principal Balance is $64,991.43



-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            52

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)



                                      Group 1 and 2

                                                        Percent by            Number of
Geographic Distribution        Principal Balance     Principal Balance     Mortgage Loans
-----------------------        -----------------     -----------------     --------------
   Alabama                       $15,215,854.70            2.65%                306
   Arizona                         4,276,949.29            0.74                 63
   Arkansas                        6,526,776.42            1.13                144
   California                     22,793,511.21            3.96                294
   Colorado                       24,922,212.29            4.33                332
   Connecticut                    14,504,846.73            2.52                177
   Delaware                        2,389,976.26            0.42                 36
   District Of Columbia            2,703,362.60            0.47                 28
   Florida                        48,007,247.69            8.35                894
   Georgia                        12,442,333.33            2.16                211
   Idaho                           1,875,777.20            0.33                 29
   Illinois                       17,521,132.87            3.05                290
   Indiana                        27,979,245.10            4.87                537
   Iowa                              637,058.40            0.11                 15
   Kansas                          2,072,136.25            0.36                 34
   Kentucky                        4,790,150.36            0.83                108
   Louisiana                       5,532,772.38            0.96                125
   Maine                           3,336,187.69            0.58                 48
   Maryland                       17,210,065.60            2.99                208
   Massachusetts                  14,905,277.95            2.59                161
   Michigan                       37,649,875.60            6.55                613
   Minnesota                       5,179,238.66            0.90                 99
   Mississippi                     3,670,666.79            0.64                 88
   Missouri                        7,895,663.78            1.37                145
   Montana                           427,120.59            0.07                  4
   Nebraska                          290,345.37            0.05                  8
   Nevada                            415,213.85            0.07                 10
   New Hampshire                   3,487,938.32            0.61                 45
   New Jersey                     28,299,122.58            4.92                261
   New Mexico                      1,642,397.05            0.29                 35
   New York                       71,448,918.84           12.42                690
   North Carolina                 18,964,959.22            3.30                283
   North Dakota                      355,507.18            0.06                  9
   Ohio                           24,802,037.92            4.31                425
   Oklahoma                        3,231,117.53            0.56                 71
   Oregon                          2,831,814.19            0.49                 38
   Pennsylvania                   48,631,907.80            8.46                829
   Rhode Island                    2,734,466.66            0.48                 39
   South Carolina                 15,108,803.65            2.63                262
   South Dakota                      311,187.96            0.05                  8
   Tennessee                       4,365,319.04            0.76                 78
   Texas                          11,469,122.57            1.99                229
   Utah                            2,543,264.12            0.44                 45
   Vermont                           845,100.48            0.15                 14
   Virginia                       15,131,135.25            2.63                216
   Washington                      4,836,323.85            0.84                 92
   West Virginia                   3,292,126.86            0.57                 74
   Wisconsin                       5,210,513.19            0.91                 91
   Wyoming                           395,074.58            0.07                  8
   ---------------------------------------------------------------------------------
                                $575,109,157.80          100.00%             8,849


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            53

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================





COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)



                                           Group 1 and 2

                                                                                         Number of
                                                                       Percent by         Mortgage
Original Combined Loan-to-Value (%)            Principal Balance    Principal Balance      Loans
-----------------------------------            -----------------    -----------------    ---------
    8.01    -     10.00                        $     74,857.14            0.01%               3
   10.01    -     15.00                             171,324.19            0.03                9
   15.01    -     20.00                             587,238.58            0.10               25
   20.01    -     25.00                           1,003,130.97            0.17               36
   25.01    -     30.00                           1,477,140.03            0.26               44
   30.01    -     35.00                           1,849,906.43            0.32               50
   35.01    -     40.00                           4,680,978.84            0.81               99
   40.01    -     45.00                           4,838,106.49            0.84              103
   45.01    -     50.00                           7,542,040.06            1.31              158
   50.01    -     55.00                           8,120,066.21            1.41              158
   55.01    -     60.00                          13,642,958.45            2.37              237
   60.01    -     65.00                          32,060,226.44            5.57              526
   65.01    -     70.00                          36,107,188.86            6.28              573
   70.01    -     75.00                          52,232,436.94            9.08              829
   75.01    -     80.00                         145,229,518.08           25.25            2,137
   80.01    -     85.00                         129,313,344.78           22.49            1,928
   85.01    -     90.00                         129,964,936.67           22.60            1,795
   90.01    -     95.00                           2,507,932.93            0.44               28
   95.01    -    100.00                             512,345.11            0.09                9
  100.01    -    125.00                           3,193,480.60            0.56              102
--------------------------------------------------------------------------------------------------
                                               $575,109,157.80          100.00%           8,849

Weighted Average Combined Loan-to-Value is 78.31%.



-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            54

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)



                                        Group 1 and 2
                                                                           Number of
                                                        Percent by         Mortgage
Mortgage Rate (%)               Principal Balance    Principal Balance      Loans
-----------------               -----------------    -----------------     ---------
   5.749    -     5.999              $253,677.11           0.04%               2
   6.000    -     6.249               104,199.07           0.02                3
   6.250    -     6.499               308,841.56           0.05                4
   6.500    -     6.749             1,582,365.73           0.28               18
   6.750    -     6.999             3,488,150.46           0.61               34
   7.000    -     7.249             2,006,793.35           0.35               22
   7.250    -     7.499             3,525,547.36           0.61               35
   7.500    -     7.749             5,687,795.12           0.99               51
   7.750    -     7.999            12,124,275.27           2.11              109
   8.000    -     8.249            11,131,015.93           1.94              104
   8.250    -     8.499            11,800,841.57           2.05              111
   8.500    -     8.749            14,614,465.22           2.54              154
   8.750    -     8.999            24,536,830.39           4.27              234
   9.000    -     9.249            19,675,331.19           3.42              205
   9.250    -     9.499            19,951,133.74           3.47              235
   9.500    -     9.749            26,072,143.57           4.53              299
   9.750    -     9.999            34,478,430.29           6.00              427
  10.000    -    10.249            22,440,715.87           3.90              302
  10.250    -    10.499            25,877,866.72           4.50              374
  10.500    -    10.749            30,068,912.86           5.23              445
  10.750    -    10.999            36,691,127.62           6.38              558
  11.000    -    11.249            22,023,357.91           3.83              384
  11.250    -    11.499            29,016,313.39           5.05              511
  11.500    -    11.749            28,188,370.90           4.90              473
  11.750    -    11.999            31,449,473.81           5.47              569
  12.000    -    12.249            25,360,906.27           4.41              447
  12.250    -    12.499            24,709,689.09           4.30              450
  12.500    -    12.749            24,449,737.62           4.25              471
  12.750    -    12.999            20,412,239.28           3.55              382
  13.000    -    13.249            16,581,393.66           2.88              330
  13.250    -    13.499            12,647,033.93           2.20              267
  13.500    -    13.749            10,152,832.06           1.77              228
  13.750    -    13.999             8,697,704.36           1.51              219
  14.000    -    14.249             3,343,120.08           0.58               91
  14.250    -    14.499             4,238,248.81           0.74              103
  14.500    -    14.749             3,535,266.17           0.61               81
  14.750    -    14.999             1,304,120.74           0.23               34
  15.000    -    15.249             1,009,841.94           0.18               31
  15.250    -    15.499               779,375.98           0.14               24
  15.500    -    15.749               228,590.88           0.04                8
  15.750    -    15.999               322,778.46           0.06               10
  16.000    -    16.249               190,482.30           0.03                8
  16.250    -    16.499                17,325.58           0.00                1
  16.500    -    16.749                30,494.58           0.01                1
---------------------------------------------------------------------------------------
                                 $575,109,157.80         100.00%           8,849

Weighted Average Mortgage Rate is 10.812%.

-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            55

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)


                                 Group 1 and 2

                                                                            Number of
      Remaining                     Principal            Percent by         Mortgage
      Months to Maturity             Balance         Principal Balance       Loans
      ------------------        ---------------      -----------------     ----------
   43.00    -     48.99         $     74,880.05           0.01%                5
   49.00    -     60.99               69,711.92           0.01                 3
   61.00    -     72.99              101,934.17           0.02                 6
   73.00    -     84.99              593,240.86           0.10                24
   85.00    -     96.99               84,859.31           0.01                 3
   97.00    -    108.99            3,964,249.15           0.69               153
  109.00    -    120.99            4,400,143.99           0.77               171
  121.00    -    132.99              345,529.90           0.06                 9
  133.00    -    144.99              539,786.46           0.09                20
  145.00    -    156.99              237,989.16           0.04                 7
  157.00    -    168.99           35,112,314.23           6.11               763
  169.00    -    180.99          119,735,778.49          20.82             2,141
  181.00    -    192.99              311,232.02           0.05                 7
  193.00    -    204.99              394,994.96           0.07                11
  205.00    -    216.99              372,783.17           0.06                 5
  217.00    -    228.99           17,061,004.69           2.97               389
  229.00    -    240.99           41,776,761.39           7.26               834
  241.00    -    252.99              278,591.77           0.05                 2
  253.00    -    264.99              945,813.91           0.16                24
  265.00    -    276.99              299,055.54           0.05                 7
  277.00    -    288.99           19,039,733.40           3.31               317
  289.00    -    300.99           17,980,551.02           3.13               297
  301.00    -    312.99              220,908.10           0.04                 2
  325.00    -    336.99              967,568.27           0.17                 9
  337.00    -    348.99           42,962,619.68           7.47               553
  349.00    -    357.00          267,237,122.19          46.47             3,087
------------------------------------------------------------------------------------
                                $575,109,157.80         100.00%            8,849

Weighted Average Remaining Months to Maturity is 281.14 months.


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            56

[LOGO OMITTED] MERRILL LYNCH   Computational Materials for MLMI Mortgage
                               Loan Asset Backed Certificates, Series 2002-AFC1
===============================================================================

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)


                                 Group 1 and 2

                                                       Percent by       Number of
        Current                                        Principal         Mortgage
      Delinquency             Principal Balance         Balance           Loans
      -----------             -----------------        ----------       ---------
    0       -    29            $502,832,832.13         87.43%             7,706
    30      -    59              72,276,325.67         12.57              1,143
---------------------------------------------------------------------------------
                               $575,109,157.80        100.00%             8,849


                                                       Percent by       Number of
                                                       Principal         Mortgage
        Source                Principal Balance         Balance           Loans
        ------                -----------------        ---------        ---------
Wholesale                      $409,381,760.55         71.18%             6,385
Correspondent                    78,037,063.12         13.57              1,084
Superior Direct                  53,206,246.56          9.25                792
Retail                           24,529,724.04          4.27                403
ULD                               9,954,363.53          1.73                185
---------------------------------------------------------------------------------
                               $575,109,157.80        100.00%             8,849


                                                       Percent by       Number of
                                                       Principal         Mortgage
       FICO Scores            Principal Balance         Balance            Loans
       -----------            -----------------        ----------      ----------
   410    -     450            $  3,869,190.52          0.67%                66
   451    -     500              64,441,302.43         11.21              1,048
   501    -     550             175,184,370.69         30.46              2,752
   551    -     600             153,139,703.25         26.63              2,295
   601    -     650              99,417,222.37         17.29              1,441
   651    -     700              43,846,471.65          7.62                637
   701    -     750              14,894,888.56          2.59                208
   751    -     800               4,728,212.12          0.82                 68
   801    -     816                 160,656.44          0.03                  4
---------------------------------------------------------------------------------
                               $559,682,018.03         97.32%             8,519


As of the cut-off date, for approximately 2.68% of the aggregate principal balance, FICO scores were unavailable. The weighted average FICO score is 570 for such mortgage loans for which a FICO score was available.


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                            57